Exhibit 99.1

19 December 2024

Flutter Entertainment plc (the “Company”)

Director/PDMR Shareholding

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

1	Details of the person discharging managerial responsibilities/person closely associated

a)	Name	Peter Jackson

2	Reason for the notification

a)	Position/status	Chief Executive Officer

b)	Initial notification /Amendment	Initial Notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Flutter Entertainment plc

b)	LEI	635400EG4YIJLJMZJ782

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Flutter Entertainment plc ordinary shares of EUR0.09 each (“Flutter Shares”) IE00BWT6H894

b)	Nature of the transaction	Grant of options under the Flutter Entertainment plc Sharesave Scheme (UK HMRC approved Save As You Earn plan)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£174.64	105 Ordinary Shares

d)	Aggregated information - Aggregated volume - Price	105 ordinary shares of EUR0.09 each. £174.64

e)	Date of the transaction	18 December 2024

f)	Place of the transaction	Outside a trading venue

g)	Additional information	Options are exercisable from 1 February 2028 to 31 July 2028

1	Details of the person discharging managerial responsibilities/person closely associated

a)	Name	Robert Coldrake

2	Reason for the notification

a)	Position/status	Chief Financial Officer

b)	Initial notification /Amendment	Initial Notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Flutter Entertainment plc

b)	LEI	635400EG4YIJLJMZJ782

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Flutter Entertainment plc ordinary shares of EUR0.09 each (“Flutter Shares”) IE00BWT6H894

b)	Nature of the transaction	Grant of options under the Flutter Entertainment plc Sharesave Scheme (UK HMRC approved Save As You Earn plan)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£174.64	105 Ordinary Shares

d)	Aggregated information - Aggregated volume - Price	105 ordinary shares of EUR0.09 each. £174.64

e)	Date of the transaction	18 December 2024

f)	Place of the transaction	Outside a trading venue

g)	Additional information	Options are exercisable from 1 February 2028 to 31 July 2028